Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 21, 2009

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Ready Stacked
2	Hercules 150	150’ — ILC, TD	GOM	Hilcorp	34-36	68	09/27/09
3	Hercules 173	173’ — MC, TD	GOM	Chevron	26-28	33	08/23/09
4	Hercules 200	200’ — MC, TD	GOM	Ready Stacked
5	Hercules 201	200’ — MC, TD	GOM	Warm Stacked
6	Hercules 202	200’ — MC, TD	GOM	Ready Stacked
7	Hercules 204	200’ — MC, TD	GOM	LLOG	38-40	10	07/31/09
8	Hercules 250	250’ — MS, TD	GOM	Warm Stacked
9	Hercules 253	250’ — MS, TD	GOM	Tana Tana Tana	64-66 74-76 64-66	32 33 90	08/22/09 09/24/09 12/23/09
10	Hercules 257	250’ — MS, TD	GOM	Ready Stacked
11	Hercules 350	350’ — ILC, TD	GOM	Ready Stacked			07/23/09
				Dynamic	44-46	14	08/06/09
					Average	24	days

12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09				Continuing obligation from Energy XXI for 35 days at $81-83K dayrate in September 2009 will be assigned to another rig
20	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
21	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
22	Hercules 251	250’ — MS, TD	GOM	Cold Stacked 04/09
23	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 21, 2009

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170’ — ILC	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Cameroon & Gabon	Warm Stacked
3	Hercules 185	120’ — ILC, TD	Angola	Angola Drilling Company Ltd	149-151	543	01/15/11
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	74-76	98	10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000. Next dayrate adjustment on 7/29/09 to $58-60K.
5	Hercules 206	200’ — MC, TD	Mexico	PEMEX	61-63	118	11/16/09
6	Platform 3	Platform, TD	Mexico	PEMEX	51-53	7	07/23/09	Contract pending subject to final approval for 123 days at $62-64K dayrate commencing early August.
7	Hercules 258	250’ — MS	India	ONGC	109-111	683	06/04/11
8	Hercules 260	250’ — ILC	India	ONGC	142-144	617	03/30/11
9	Hercules 208	200’ — MC	Malaysia	Murphy	109-111	766	08/26/11
10	Hercules 261	250’ — ILC	Saudi Arabia	Saudi Aramco	136-138	801	09/30/11
11	Hercules 262	250’ — ILC	Saudi Arabia	Saudi Aramco	127-129	801	09/30/11
					Average	403	days

12	Hercules 110	100’ — MC, TD	Trinidad	Cold Stacked 08/08				Sale of rig expected to close in August

Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 21, 2009

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Kriti Samson	15-17 16-18	3 38	07/24/09 08/31/09	Contract commenced 7/1/09
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	TPIC	18-20	10	07/31/09	Contract commenced 7/1/09
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
					Average	17	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 57	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 55	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
June 30, 2009

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	3	3	$17,514	48	53%	One vessel in drydock in June and July
190-215	5	5	13,595	135	90%	One vessel in drydock in July
170	2	2	12,511	42	70%	One vessel in drydock in June
140-150	6	6	8,175	82	46%	Three vessels in drydock in June and July
120-130	14	13	6,098	181	46%	Five vessels in drydock in June and six vessels in drydock in July
105	15	13	5,025	293	75%	Three vessels in drydock in June and one vessel in drydock in July

Sub-total/Average	45	42	$8,256	781	62%

International
260	1	-	-	-	0%	Whale Shark modifications complete. Three-month contract in the mid $40,000 range is scheduled to commence late July.
170-215	4	4	40,370	89	74%
140-150	4	4	17,300	116	97%	One vessel in drydock in June
120-130	7	7	11,709	109	52%
105	4	4	12,053	38	32%

Sub-total/Average	20	19	$20,835	352	62%

Total/Average	65	61	$12,164	1,133	62%
Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats, one GOM cold-stacked 130’ class liftboat and our 260’ class liftboat that was in the shipyard in UAE during June.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.